EXHIBIT 99.1

NerdWallet To Acquire On The Barrelhead
NerdWallet advances toward becoming a trusted financial ecosystem by accelerating its data and technology capabilities
SAN FRANCISCO (June 23, 2022) NerdWallet, Inc. (Nasdaq: NRDS), a platform that provides financial guidance to consumers and small- and mid-sized businesses (SMBs), announced today the entry into an acquisition agreement with On the Barrelhead, Inc., a data-driven platform that provides consumers and SMBs with credit-driven product recommendations to help improve their financial lives. Through this acquisition, On the Barrelhead will fully integrate into NerdWallet’s existing teams, brand, products and technology. NerdWallet’s trusted brand and knowledgeable financial guidance paired with On the Barrelhead’s proprietary data and technology solutions will enable consumers and SMBs to match with better financial products and make smarter money moves.
“Our vision for a trusted financial ecosystem means we’re able to provide consumers and SMBs with a trusted platform to learn about various financial topics, shop for products, connect their data and receive data-driven nudges,” said Tim Chen, CEO and Co-founder of NerdWallet. “On the Barrelhead’s data and technology solutions will help us advance toward our goal by enabling us to leverage consumer information to provide users with relevant financial guidance and more personalized and compelling product recommendations. Their differentiated technology solutions and NerdWallet’s trusted brand and reach will also strengthen our footprint in the lending space by providing significant value to our partners.”
On the Barrelhead was founded with a goal to help consumers and SMBs understand and navigate their loan options to improve their finances. Their platform provides consumers and SMBs with highly personalized credit recommendations by intelligently matching customer credit information with financial partner data. By leveraging data analysis, On the Barrelhead’s platform also helps users improve their finances by surfacing new product recommendations to manage their debt and save them money.
“Finding trustworthy guidance and recommendations on how to access capital and consolidate debt is hard to come across for consumers and SMBs,” said Sam Yount, CEO and Co-founder of On the Barrelhead. “We are excited to be joining NerdWallet’s dedicated and knowledgeable team to unlock more ways for our users to optimize their finances.”
NerdWallet expects that its trusted brand and massive reach combined with On the Barrelhead’s differentiated technology will unlock profitable growth at scale and help advance toward becoming a trusted financial ecosystem. In addition to NerdWallet’s ongoing expansion into new financial categories and geographies, this acquisition reinforces NerdWallet’s ability to vertically integrate, as proven with its successful acquisition of Fundera.
For the twelve months ended December 31, 2021, On the Barrelhead generated approximately $38 million in revenue, growing roughly 90% year-over-year, and $5 million in net income. NerdWallet believes the acquisition of On the Barrelhead would have been accretive to NerdWallet’s revenue and adjusted EBITDA for the year ended December 31, 2021. NerdWallet expects the acquisition will be accretive to NerdWallet’s 2022 revenue and adjusted EBITDA and reconfirms previously announced expected year-over-year increase in its 2022 annual adjusted EBITDA margin.

Transaction Terms and Financing
Under the terms of the merger agreement, NerdWallet will acquire all of the outstanding shares of On the Barrelhead for total consideration of approximately $120 million, subject to customary purchase price adjustments, consisting of approximately $70 million in cash and $50 million in NerdWallet Class A common stock. The NerdWallet equity issued as part of the transaction will be determined based on the 30-trading day volume-weighted-average price as of June 22, 2022, or $10.37 per share, and half of the equity will have a two-year lock-up restriction. NerdWallet expects to finance the cash portion of the acquisition with borrowings from its existing credit facility.
A new compensatory bonus retention pool of approximately $30 million has been planned for On the Barrelhead management.
The transaction is subject to customary closing conditions and is expected to close in the third quarter of 2022.
Solomon Partners acted as the exclusive financial advisor to On the Barrelhead in the transaction.
Supplemental information will be available on the investor relations section of NerdWallet’s website at: https://investors.nerdwallet.com/
Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 2IE of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “target,” “continue,” “predict,” “project,” “change,” “result,” “future,” “will,” “would,” “could,” “can,” “may,” “likely,” “potentially,” or similar expressions that concern our strategy, plans, expectations or intentions. Forward-looking statements reflect management’s evaluation of information currently available and are based on NerdWallet’s current expectations and assumptions regarding NerdWallet’s business, On the Barrelhead (“OTB”); estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities and synergies relating to the acquisition of OTB (the “Acquisition”), the economy and other future conditions. Although we believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, forward-looking statements are subject to inherent uncertainties, risks and other factors that are difficult to predict and could cause our actual results to vary in material respects from what we have expressed or implied by these forward-looking statements. Specific factors that could cause future results to differ from those expressed or implied by the forward-looking statements include, but are not limited to, (i) NerdWallet’s and OTB’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, and satisfaction of other closing conditions to consummate the Acquisition; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the Acquisition; (iii) risks related to diverting the attention of NerdWallet and OTB management from ongoing business operations; (iv) failure to realize the expected benefits of the Acquisition; (v) significant transaction costs and/or unknown or inestimable liabilities; (vi) the risk that OTB’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (vii) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the Acquisition; (viii) the effect of the announcement of the proposed transaction on the ability of NerdWallet and OTB to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (ix) risks related to the market value of the NerdWallet Class A common stock to be issued in the proposed transaction; (x) other risks related to the completion of the Acquisition and actions related thereto; (xi) national, international, regional and local economic and political climates and conditions; (xii) changes in global financial markets and interest rates; (xiii) risks related to the COVID-19 coronavirus pandemic; and those factors discussed in NerdWallet’s Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 filed with the Securities and Exchange Commission (“SEC”) and in other filings and furnishings made by NerdWallet with the SEC from time to time. Other unknown or unpredictable factors could also have material adverse effects on NerdWallet’s performance. We caution that you should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release and are not guarantees of future performance. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
About NerdWallet
NerdWallet (Nasdaq: NRDS) is on a mission to provide clarity for all of life’s financial decisions. As a personal finance website and app, NerdWallet provides consumers with trustworthy and knowledgeable financial information so they can make smart money moves. From finding the best credit card to buying a house, NerdWallet is there to help consumers make financial decisions with confidence. Consumers have free access to our expert content and comparison shopping marketplaces, plus a data-driven app, which helps them stay on top of their finances and save time and money, giving them the freedom to do more. NerdWallet is available for consumers in the U.S., UK and Canada.
“NerdWallet” is a trademark of NerdWallet, Inc. All rights reserved. Other names and trademarks used herein may be trademarks of their respective owners.
About On the Barrelhead, Inc.
Founded in 2017, On the Barrelhead is a data-driven platform that provides consumers and SMBs with credit-driven product recommendations to help improve their financial lives. On the Barrelhead’s platform is built on four sophisticated technology solutions: Plinko, Maestro, Recast and Squid, which combine to create an engine that leads to better outcomes for consumers, partners and their business.
Contacts
Investor Relations:
Caitlin MacNamee
ir@nerdwallet.com
Media Relations:
Maitri Jani
press@nerdwallet.com
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